Employee Retirement Benefits	9 Months Ended
Sep. 30, 2020
DiscoverOrg Holdings
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Employee Retirement Benefits
Note 14 - Employee Retirement Benefits
The Company has a 401(k) plan that all eligible employees can contribute pre-tax and after-tax (Roth) to up to the maximum annual amount established by the Internal Revenue Code. The Company matches 35% of the employee's contribution to the 401(k) plan up to the first 6% of their contribution. Matching contributions made by the Company were approximately $1.4 million and $0.6 million for the years ended December 31, 2019, and 2018, respectively. Matching contributions will be fully vested after three years of service. Employee contributions are 100% vested immediately. The acquisition of Zoom Information, Inc. contributed to the increase in the Company's matching contribution in 2019.